UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2024

CONSTRUCTION PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2

Dothan, Alabama 36303

(Address of principal executive offices) (ZIP Code)

(334) 673-9763

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 4, 2024, Construction Partners, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of the Company’s acquisition of Asphalt Inc., LLC (doing business as Lone Star Paving), a Texas limited liability company (“Lone Star”), pursuant to that certain Unit Purchase Agreement, dated as of October 20, 2024, by and among the Company, Lone Star, the individual sellers listed on the signature pages thereto (the “Sellers”) and John J. Wheeler, in his capacity as the Sellers’ representative thereunder (the “Acquisition”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to provide the historical financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were omitted from the Original Report as permitted by paragraphs (a)(3) and (b)(2) of Item 9.01 of Form 8-K.

The presentation of the Target Financial Statements (defined below), including the level of detail provided therein, is not necessarily indicative of how the Company intends to present its financial results in the future. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. Such pro forma financial information does not purport to represent the actual results of operations that the Company would have achieved had it completed the Acquisition prior to the periods presented in the pro forma financial information, and it is not intended as a projection of the future results of operations that the Company may achieve after the Acquisition. No other amendments are being made to the Original Form 8-K by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Pursuant to the authority granted under Rule 3-13 of Regulation S-X, the SEC is permitting the Company to substitute the audited consolidated and combined financial statements of Lone Star and ACE Aggregates, LLC as of and for the year ended September 30, 2024 (the “Target Financial Statements”) in lieu of the financial statements for the periods required by Rule 3-05 of Regulation S-X. The Target Financial Statements and accompanying notes related thereto are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2024, the unaudited pro forma condensed combined statement of comprehensive income for the fiscal year ended September 30, 2024 and the accompanying notes related thereto are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Armanino LLP.

99.1	Unaudited pro forma condensed combined financial information of Construction Partners, Inc. and accompanying notes related thereto as of and for the fiscal year ended September 30, 2024.

99.2	Audited consolidated and combined financial statements of Asphalt Inc., LLC and ACE Aggregates, LLC and accompanying notes related thereto as of and for the year ended September 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: January 17, 2025	By:	/s/ Gregory A. Hoffman
Gregory A. Hoffman Senior Vice President and Chief Financial Officer